Prospectus Supplement	May 24, 2024

Putnam Focused Large Cap Value ETF

Prospectuses dated December 30, 2023

Although the fund is classified as a non-diversified fund, the fund is currently operating as a diversified fund, and under current law, shareholder approval would be required for the fund to resume operating as non-diversified. Effective immediately, all references to the fund’s non-diversified classification and related disclosure are deleted.

Shareholders should retain this Supplement for future reference.

336806 5/24